TOWERSTREAM CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Unaudited)

TOWERSTREAM CORPORATION AND SUBSIDIARY

INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger transaction between Towerstream Corporation (“Towerstream”) and University Girls Calendar, Ltd. (“UGC”).

On January 12, 2007, Towerstream merged with a newly formed subsidiary of UGC, a publicly traded shell company. In connection with the merger 1,900,000 of UGC common shares will remain outstanding and all other shares of UGC outstanding were cancelled. Also, in connection with the merger, UGC issued 15,000,000 shares of its common stock for all the outstanding common stock of Towerstream. As a result of the transaction, the former owners of Towerstream became the controlling stockholders of UGC and UGC changed its name to Towerstream Corporation. Accordingly, the merger of Towerstream and UGC (the “Merger”) is a reverse merger that has been accounted for as a recapitalization of Towerstream.

Concurrent with the merger, certain stockholders collectively transferred an aggregate of $1,616,753 in outstanding promissory notes and other payables due from Towerstream to a group of third party investors. In connection with these note transfers, Towerstream issued a new promissory note of approximately $1.7 million and cancelled the aforementioned obligations. As part of the arrangement, Towerstream agreed that it will take all actions to allow the investors to have the right to automatically convert the note into shares of common stock of UGC at a conversion price of $1.50 per share upon effectiveness of the Merger. In addition, a stockholder with a $250,000 convertible note exercised his right to convert the note into shares of common stock at $1.43 per share in conjunction with the Merger and a debt holder with a $250,000 convertible note exercised his right to convert the note into shares of common stock at $1.60 per share in conjunction with the Merger.

Concurrent with the Merger, UGC sold 5,110,056 shares of common stock for gross proceeds of $11,497,625 (at $2.25 per share) through a Private Placement. In addition, these investors received warrants to purchase 2,555,028 shares of common stock for a period of five years at an exercise price of $4.50 per share. The holders of the common stock have certain registration rights as defined under the agreements.

In connection with the Private Placement, UGC incurred placement agent fees totaling approximately $446,400, and issued 140,917 warrants to the placement agent at an exercise price of $4.50 per share for a period of five years. In addition, UGC incurred other professional fees and expenses post December 31, 2006 totaling approximately $160,000 in connection with the Merger transaction.

In conjunction with the Merger, UGC sold $3,500,000 of senior convertible debentures (the “Debentures”). The Debentures require quarterly interest only payments of 8% per annum and mature on December 31, 2009. The Debentures are convertible into shares of common stock of UGC at $2.75 per share. In addition, holders of the Debentures received warrants to purchase 636,364 shares of common stock at an exercise price of $4.00 per share and warrants to purchase 636,364 shares of common stock at an exercise price of $6.00 per share, for a period of five years. The holders of the Debentures have certain limited conversion and registration rights as defined under the agreement.

In connection with the Debentures, UGC incurred placement agent fees totaling approximately $140,000, and issued 63,636 warrants with an estimated fair value of $34,750 to the placement agent at an exercise price of $4.50 per share for a period of five years.

The following unaudited pro forma condensed combined balance sheet combines the balance sheet of Towerstream with UGC as of December 31, 2006, as if the recapitalization of Towerstream occurred on that date.

The unaudited pro forma condensed combined balance sheet and earnings per share data should be read in conjunction with the separate historical financial statements of Towerstream, appearing elsewhere herein, and the historical financial statements of UGC, as filed and included in form 10-KSB for the year ended November 30, 2006. The fiscal year of Towerstream and UGC is December 31, and November 30, respectively. The unaudited pro forma condensed combined balance sheet is not necessarily indicative of the combined financial position had the acquisition occurred on December 31, 2006. The unaudited pro forma earnings per share data are not necessarily indicative as if the merger occurred at the beginning of the respective periods.

 TOWERSTREAM CORPORATION AND SUBSIDIARY
PRO FORMA UNAUDITED CONDENSED COMBINED BALANCE SHEET
December 31, 2006

			Pro Forma Adjustments
	Towerstream	University Girls	Towerstream			University Girls		Pro Forma
Assets	Corporation	Calendar, Ltd.	Corporation			Calendar, Ltd.		Combined
Current Assets	(a)	(b)
Cash and cash equivalents	$160,363	$10,059	$			$14,411,237	m	$14,571,600
						(10,059)	n
Accounts receivable, net	157,443	806				(806)	n	157,443
Prepaid expenses	25,202	4,409				(4,409)	n	25,202
Total Current Assets	343,008	15,274				14,395,963		14,754,245
Property and equipment, net	3,758,585							3,758,585
FCC License	350,000							350,000
Security deposits and other assets	61,685					140,000	m	236,435
						34,750	o
TOTAL ASSETS	$4,513,278	$15,274	$			$14,570,713		$19,099,265
Liabilities and Stockholders’ Equity
Current Liabilities
Short-term debt	$259,341			$(250,000)	c			$$9,341
Current maturities of capital lease obligations	62,685							62,685
Current maturities of notes payable, stockholders	1,797,611			(1,597,611)	e			200,000
Accounts payable and accrued expenses	941,614	17,641		159,963	g			1,119,218
Deferred compensation	180,000			(170,000)	e			10,000
Accrued interest on deferred compensation	24,743			(24,743)	e
Deferred revenues	400,766							400,766
Total Current Liabilities	3,666,760	17,641		(1, 882,391)				1,802,010
Other Liabilities
Notes payable, stockholder, net of current maturities	74,400			(74,400)	e
Capital lease obligations, net of current maturities	73,315							73,315
Senior convertible notes (net of debt discount						3,500,000	m	2,973,073
of $526,927)						(526,927)	p
Total other liabilities	147,715			(74,400)		2,973,073		3.046,388
TOTAL LIABILITIES	3,814,475	17,641		(1,956,791)		2,973,073		4,848,398
Commitments
Stockholder’s Equity (Deficit)
Preferred stock, par value $0.001 (none issued)
Common stock, par value $0.001	21,437	4,450		(21,437)	h	(2,550)	q	23,469
				156	d	15,000	r
				1,303	f	5,110	s
Additional paid-in capital	8,925,366	70,558		21,437	h	11,046,127	m,s	14,227,398
				(156)	d	2,550	q
				(1,303)	f	(15,000)	r
				250,000	c	34,750	o
				1,866,754	e	526,927	p
				(35,000)	i	(15,274)	n
				64,063	j
				313,992	k	1,405	t
				(8,751,018)	l	(78,780)	u
Accumulated other comprehensive income		1,405				(1,405)	t
Accumulated deficit	(8,213,000)	(78,780)		(159,963)	g	78,780	u
				8,751,018	l
				(64,063)	j
				(313,992)	k
	733,803	(2,367)		1,921,791		11,597,640		14,250,867
Less treasury stock, at cost	(35,000)			35,000	i
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	698,803	(2,367)		1,956,791		11,597,640		14,250,867
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,513,278	$15,274	$			$14,570,713		$19,099,265

See accompanying notes to pro forma condensed combined financial statements.

TOWERSTREAM CORPORATION AND SUBSIDIARY
Notes to Pro Forma Unaudited Condensed Combined Financial Statements

NOTE 1 –  Merger Transaction

On January 12, 2007, Towerstream merged into a newly formed subsidiary of UGC, a publicly traded shell company. In connection with the merger 1,900,000 of UGC common shares remain outstanding and all other shares of UGC previously issued and outstanding were cancelled. Also, in connection with the merger, UGC issued 15,000,000 shares of its common stock for all the outstanding common stock of Towerstream. As a result of the transaction, the former owners of Towerstream became the controlling stockholders of UGC and UGC changed its name to Towerstream Corporation. Accordingly, the merger of Towerstream and UGC (the “Merger”) is a reverse merger that has been accounted for as a recapitalization of Towerstream.

NOTE 2 – Pro forma Adjustments

The pro forma adjustments to the unaudited condensed combined balance sheet give effect to the recapitalization of Towerstream as if the transaction had occurred on December 31, 2006.

Balance Sheet – December 31, 2006

a.	Derived from the audited balance sheet of Towerstream as of December 31, 2006.
b.	Derived from the audited balance sheet of UGC as of November 30, 2006.
c.	To record as of December 31, 2006, the conversion of $250,000 of short-term debt for the issuance of 156,250 common shares.
d.	To record par value for issuance of 156,250 shares of common stock related to conversion of short-term debt into shares of common stock (see c above).
e.	To record as of December 31, 2006, the conversion of $1,866,754 stockholders’ obligations for the issuance of 1,302,583 common shares. The debt converted is as follows:
Notes payable, stockholders	$1,672,011
Deferred compensation	170,000
Accrued interest on deferred compensation	24,743
Total amount of stockholder obligations converted into shares of common stock	$1,866,754

f.	To record par value for issuance of 1,302,583 shares of common stock related to conversion of stockholders’ obligations into shares of common stock (see e above).
g.	To record professional fees and other expenses of approximately $160,000 related to the Merger and incurred after December 31, 2006.
h.	Elimination of Towerstream common stock upon closing of the Merger.
i.	Elimination of Towerstream treasury stock upon closing of the Merger.
j.
To record the beneficial conversion feature granted to the holder of the $250,000 note at $1.60 per share which did not originally have a conversion right and was converted into shares of common stock in connection with the Merger (see c above).

k.
To record the beneficial conversion feature granted to the holders of $923,505 of stockholders’ obligations at $1.50 per share which did not originally have conversion rights and were converted into shares of common stock in connection with the Merger.

l.	Reclassification of accumulated deficit due to conversion from “S” corporation to “C” corporation
m.
Concurrent with the Merger, UGC sold 5,110,056 shares of common stock for gross proceeds of $11,497,625 (at $2.25 per share) and incurred placement agent fees of $446,388. In addition, these investors received warrants to purchase 2,555,028 shares of common stock for a period of five years at an exercise price of $4.50 per share, collectively the (“Private Placement”).

TOWERSTREAM CORPORATION AND SUBSIDIARY
Notes to Pro Forma Unaudited Condensed Combined Financial Statements

NOTE 2 – Pro forma Adjustments, continued

In connection with the Private Placement, UGC incurred placement agent fees totaling approximately $446,400 and issued 140,917 warrants to the placement agents at an exercise price of $4.50 per share for a period of five years. In addition, UGC incurred other professional fees and expenses totaling approximately $160,000 after December 31, 2006 in connection with the Merger transaction.

In conjunction with the Merger, UGC sold $3,500,000 of senior convertible debentures (the “Debentures”). The Debentures require quarterly interest only payments of 8% per annum and mature on December 31, 2009. The Debentures are convertible into shares of common stock of UGC at $2.75 per share. In addition, holders of the Debentures received warrants to purchase 636,364 shares of common stock at an exercise price of $4.00 per share and warrants to purchase 636,364 shares of common stock at an exercise price of $6.00 per share, for a period of five years.

In connection with the Debentures, UGC incurred placement agent fees totaling approximately $140,000 and issued 63,636 warrants with an estimated fair value of $34,750 to the placement agent at an exercise price of $4.50 per share for a period of five years. The above equity and debt offerings generated net proceeds of $14,411,237 as computed below:

Gross proceeds received on sale of common stock	$11,497,625
Less: placement agent fees on sale of Private Placement	446,388
		$11,051,237

Gross proceeds received from issuance of Debentures	$3,500,000
Less: placement agent fees on sale of Debentures	140,000
		$3,360,000
Net Proceeds		$14,411,237

n.	To record elimination of UGC operating subsidiary assets transferred to UGC’s former sole officer and director in conjunction with the Merger.
o.	To record fair value of placement agent warrants associated with issuance of Debentures .
p.	To record a debt discount associated with warrants issued in connection with the issuance of Debentures .
q.	To reflect the reduction of 2,550,010 shares of UGC common stock, par value $0.001
r.	Issuance of 15,000,000 shares of UGC common stock to former Towerstream stockholders, par value $0.001
s.	Issuance of 5,110,056 shares of UGC common stock in connection with Private Placement, par value $0.001
t.	Elimination of UGC accumulated other comprehensive income.
u.	Elimination of UGC accumulated deficit.

There are 23,468,889 shares of common stock issued and outstanding post merger consisting of 15,000,000 shares issued to the former owners of Towerstream, 1,900,000 shares issued to the owners of UCG, 1,302,583 shares issued to convertible note holders, 5,110,056 shares issued in connection with the Private Placement, and 156,250 shares issued to short-term note holder upon conversion of debt to common stock.

TOWERSTREAM CORPORATION AND SUBSIDIARY
Notes to Pro Forma Unaudited Condensed Combined Financial Statements

NOTE 3 - Basic and diluted earnings per share for the year ended December 31, 2006

The computation of pro forma basic and diluted earnings per share for the year ended December 31, 2006, is calculated as if the Merger occurred at the beginning of the period.

			Pro Forma Adjustments
	Towerstream	University Girls	Towerstream		University Girls		Pro Forma
YEAR ENDED DECEMBER 31, 2006:	Corporation	Calendar, Ltd.	Corporation		Calendar, Ltd.		Combined
	(a)	(b)	$148,926	c	$(46,667)	g
					(11,583)	h
			(64,063)	d	(175,642)	i
			(313,992)	e	(280,000)	j
			(159,963)	f	69,559	k
Net Loss	$(811,531)	$(69,559)	$(389,092)		$(444,333)		$(1,714,515)
Earnings per common and common equivalent share:
Basic and Diluted:		(0.02)					(0.07)
Weighted average shares used in computing earnings per common and common equivalent share:
Basic and Diluted:		4,450,010			(2,550,010)	l	23,120,643
					14,910,457	m
					5,110,056	n
					1,187,109	o
					13,021	p

a.	Derived from the audited statement of operations of Towerstream for the year ended December 31, 2006.
b.	Derived from the audited statement of operations of UGC for the year ended November 30, 2006.
c.	To eliminate interest expense on stockholders’ obligations which were converted to shares of common stock as part of the Merger for the year ended December 31 2006.
d.
To record additional interest expense related to the beneficial conversion feature granted to the holder of the $250,000 note in consideration for converting such debt to shares of common stock upon the Merger.

e.
To record additional interest expense related to the beneficial conversion feature granted to the holders of the stockholders’ obligations in consideration for converting such debt to shares of common stock upon the Merger.

f.	To record professional fees and other expenses of $159,963 related to the Merger.
g.	Amortization of placement agent fees paid in connection with placement of Debentures.
h.	Amortization of fair value of placement agent warrants issued in connection with placement of Debentures.
i.	Amortization of debt discount associated with warrants issued in connection with the Debentures.

TOWERSTREAM CORPORATION AND SUBSIDIARY
Notes to Pro Forma Unaudited Condensed Combined Financial Statements

NOTE 3 - Basic and diluted earnings per share for the year ended December 31, 2006, continued

j.	To record interest expense associated with issuance of the Debentures for the year ended December 31, 2006.
k.	Elimination of net loss of UGC, the public shell company.
l.	Reduction of 2,550,010 shares of UGC common stock from 4,450,010 to 1,900,000 shares in connection with the Merger.
m.	14,910,457 shares - weighted average calculation of 15,000,000 shares issued by UGC for 100% of the outstanding stock of Towerstream in connection with the Merger.
n.	Issuance of 5,110,056 shares of UGC in connection with the Private Placement resulting in gross proceeds of $11,497,625.
o.
1,187,109 shares - weighted average calculation of 1,302,583 shares of UGC in settlement of stockholders’ obligations which resulted in the retirement and payment in full of $1,866,754 of debt upon the Merger.

p.	13,021 shares - weighted average calculation of 156,250 shares of UGC upon conversion of short-term debt to common stock upon the Merger.